                                                                     EXHIBIT 4.1

                                 TELEMONDE INC

      COMMON STOCK                                       COMMON STOCK

         NUMBER                                              SHARES

         ------                                              ------

   INCORPORATED UNDER                               SEE REVERSE FOR CERTAIN
  THE LAWS OF DELAWARE                           DEFINITIONS AND RESTRICTIONS

                                                       CUSIP 87943G 10 1


THIS CERTIFIES THAT



IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 OF

================================TELEMONDE, INC.================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                                TELEMONDE, INC.
                                   CORPORATE
                                     SEAL
                                     1998
                                    NEVADA


       /s/                                         /s/
       ---------------------                       ---------------------
       Secretary                                   Chairman of the Board




COUNTERSIGNED AND REGISTERED
          FIRST UNION NATIONAL BANK
              (Charlotte, North Carolina)
                    TRANSFER AGENT AND REGISTRAR
BY

                            AUTHORIZED SIGNATURE

                                 TELEMONDE INC

      COMMON STOCK                                       COMMON STOCK

         NUMBER                                              SHARES

         ------                                              ------

   INCORPORATED UNDER                               SEE REVERSE FOR CERTAIN
   THE LAWS OF NEVADA                            DEFINITIONS AND RESTRICTIONS

                                                       CUSIP 87943G 10 1


THIS CERTIFIES THAT



IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 OF

================================TELEMONDE, INC.================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                                TELEMONDE, INC.
                                   CORPORATE
                                     SEAL
                                     1998
                                    NEVADA


       /s/                                         /s/
       ---------------------                       ---------------------
       Secretary                                   Chairman of the Board




COUNTERSIGNED AND REGISTERED
          FIRST UNION NATIONAL BANK
              (Charlotte, North Carolina)
                    TRANSFER AGENT AND REGISTRAR
BY

                            AUTHORIZED SIGNATURE